Vessels, Net	12 Months Ended
Dec. 31, 2014
VESSELS NET [Abstract]
Vessels, Net
NOTE 6 - VESSELS, NET

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2012	$ 853,410	$ (132,019)	$ 721,391
Additions	341,193	(36,431)	304,762
Balance December 31, 2013	$ 1,194,603	$ (168,450)	$ 1,026,153
Additions	163,745	(50,472)	113,273
Balance December 31, 2014	$ 1,358,348	$ (218,922)	$ 1,139,426

To date, for each of the vessels purchased from Navios Holdings, the vessel acquisition was effected through the acquisition of all of the capital stock of the vessel-owning companies, which held the ownership and other contractual rights and obligations related to each of the acquired vessels, including the vessel and a charter-out contract. Management accounted for each acquisition as an asset acquisition. At the transaction date, the purchase price approximated the fair value of the assets acquired, which was determined based on a combination of methodologies including discounted cash flow analyses and independent valuation analyses. The consideration paid, for each of these transactions, was allocated between the intangible assets (favorable lease term) and the vessel value.

Deposits for vessel acquisitions represent deposits for vessels to be delivered in the future. As of December 31, 2014 and December 31, 2013, Navios Partners vessel deposits amounted to $10 and $7,271, respectively.

In December 2014, Navios Partners agreed to acquire from an unrelated third party the MSC Cristina, a 2011 South Korean-built Container vessel of 13,100 TEU, for a purchase price of $147,750 estimated to be delivered at the end of the first quarter of 2015. Navios Partners is expected to finance the acquisition with cash on its balance sheet and bank debt on terms consistent with its credit facilities.

On October 28, 2014, Navios Partners acquired from an unrelated third party the YM Unity, a 2006-built Container vessel of 8,204 TEU, for an acquisition cost of $59,095.

On August 29, 2014, Navios Partners acquired from an unrelated third party the YM Utmost, a 2006-built Container vessel of 8,204 TEU, for an acquisition cost of $59,092.

On January 18, 2014, Navios Partners acquired from an unrelated third party the Navios Sun, a 2005-built Panamax vessel of 76,619 dwt, for an acquisition cost of $16,176, of which $1,583 was transferred from vessel deposits.

On January 7, 2014, Navios Partners acquired from an unrelated third party the Navios La Paix, a 2014-built Ultra-Handymax vessel of 61,485 dwt, for an acquisition cost of $28,478, of which $5,688 was transferred from vessel deposits.

In December 2013, Navios Partners acquired from an unrelated third party five 2006 South Korean-built Container vessels of 6,800 TEU each, consisting of the Hyundai Hongkong, the Hyundai Singapore, the Hyundai Tokyo, the Hyundai Shanghai and the Hyundai Busan for an acquisition cost of $276,478. Navios Partners allocated the total consideration to the fair value of the vessels, as these were the only assets acquired. There was no existing debt, charters or technical and commercial management agreements assumed, therefore, Navios Partners concluded that the acquisition of the Container vessels was an asset acquisition under ASC 805.

On October 11, 2013, Navios Partners acquired from an unrelated third party the Navios Harmony, an 82,790 dwt 2006 Japanese-built Panamax vessel, for an acquisition cost of $17,955.

On September 11, 2013, Navios Partners acquired from an unrelated third party the Navios Joy, an 181,389 dwt 2013 Japanese-built Capesize vessel, for an acquisition cost of $47,467.